DIMENSIONAL INVESTMENT GROUP INC.
LWAS/DFA U.S. High Book to Market Portfolio

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2017

This Supplement describes certain developments relating to your investment in the LWAS/DFA U.S. High Book to Market Portfolio.  These developments will not affect the value of your investment in the Portfolio.
The Board of Directors of Dimensional Investment Group Inc., on behalf of the LWAS/DFA U.S. High Book to Market Portfolio (the "LWAS Portfolio"), approved an Agreement and Plan of Reorganization (the "Plan of Reorganization"), under which the LWAS Portfolio will be reorganized with and into the U.S. Large Cap Value Portfolio III (the "Large Cap Value Portfolio III"), another portfolio of Dimensional Investment Group Inc. (the "Reorganization").
The LWAS Portfolio and the Large Cap Value Portfolio III have identical investment objectives and fundamental investment restrictions, and each Portfolio invests substantially all of its assets in The U.S. Large Cap Value Series, a series of The DFA Investment Trust Company.
Upon the completion of the Reorganization, you will be a shareholder in the Large Cap Value Portfolio III, which has total expenses that are lower than the total expenses of the LWAS Portfolio.
Under the Plan of Reorganization, the LWAS Portfolio will transfer substantially all of its assets to the Large Cap Value Portfolio III, in exchange solely for shares of the Large Cap Value Portfolio III, which shares will be distributed to the shareholders of the LWAS Portfolio according to the aggregate net asset value of their shares held in the LWAS Portfolio immediately prior to the Reorganization.  As soon as practicable thereafter, the LWAS Portfolio will be liquidated and dissolved.
Shareholder approval of the Reorganization is not required and will not be solicited.  Prior to the Reorganization, an Information Statement/Prospectus, which provides additional details about the Reorganization, will be filed with the U.S. Securities and Exchange Commission and mailed to shareholders of the LWAS Portfolio.  It is currently expected that the Reorganization will be completed on or about February 26, 2018.

The date of this Supplement is November 2, 2017

SUPP110217-003/DFBMX
00194532